UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

2014 Annual Meeting of Shareholders

The 2014 Annual Meeting of Shareholders of M&T Bank Corporation (“M&T”) was held on April 15, 2014. At the 2014 Annual Meeting, shareholders approved all of the Board of Directors’ proposals which included (i) the election of fourteen (14) directors, all of whom were then serving as directors of M&T, for one (1) year terms and until their successors are elected and qualified; (ii) the approval of the compensation of M&T’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2014. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The following table reflects the tabulation of the votes with respect to each director who was elected at the 2014 Annual Meeting:

NOMINEES:	FOR	WITHHOLD	BROKER NON-VOTE
Brent D. Baird	102,382,695	5,691,680	10,464,432

C. Angela Bontempo	105,972,330	2,102,045	10,464,432

Robert T. Brady	105,525,425	2,548,950	10,464,432

T. Jefferson Cunningham III	106,279,585	1,794,790	10,464,432

Mark J. Czarnecki	106,405,361	1,669,014	10,464,432

Gary N. Geisel	87,716,508	20,357,867	10,464,432

John D. Hawke, Jr.	106,676,201	1,398,174	10,464,432

Patrick W. E. Hodgson	106,164,768	1,909,607	10,464,432

Richard G. King	97,298,603	10,775,772	10,464,432

Jorge G. Pereira	106,093,185	1,981,190	10,464,432

Melinda R. Rich	106,752,660	1,321,713	10,464,434

Robert E. Sadler, Jr	105,750,458	2,323,915	10,464,434

Herbert L. Washington	106,164,013	1,910,360	10,464,434

Robert G. Wilmers	105,776,022	2,298,351	10,464,434

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T’s Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
105,638,740	1,513,280	922,346	10,464,441

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
117,866,372	384,758	287,677	*

*	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: April 21, 2014	By:	/s/ Marie King
Name: Marie King
Title: Administrative Vice President and Corporate Secretary